EXHIBIT 10.1

FIFTH AMENDMENT AND LIMITED WAIVER, dated as of August 9, 2006 (this “Amendment”), to the Credit Agreement, dated as of March 26, 2002 (as amended by the Amendment dated as of December 31, 2002, the Second Amendment and Waiver dated as of June 7, 2004, the Waiver dated as of June 15, 2005, the Third Amendment dated as of November 8, 2005, and the Fourth Amendment, dated as of May 9, 2006, and as further amended, supplemented or modified from time to time, the “Credit Agreement”), among ROTECH HEALTHCARE INC., a Delaware corporation (the “Borrower”), the Lenders parties thereto, UBS SECURITIES LLC (formerly known as UBS WARBURG LLC) and GOLDMAN SACHS CREDIT PARTNERS L.P., as joint lead arrangers and joint bookrunners (the “Arrangers”), GOLDMAN SACHS CREDIT PARTNERS L.P., as Syndication Agent, THE BANK OF NOVA SCOTIA, DEUTSCHE BANK SECURITIES INC. (formerly known as Deutsche Banc Alex. Brown Inc.) and GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Documentation Agents, GENERAL ELECTRIC CAPITAL CORPORATION, as Collateral Agent, and UBS AG, STAMFORD BRANCH, as Administrative Agent.

W  I  T  N  E  S  S  E  T  H:

WHEREAS, the Borrower has informed the Lenders that it intends to record the following non-cash charges as of the end of its fiscal quarter ending June 30, 2006 (collectively, the “Non-cash Charges”): (i) a charge for impairment of goodwill that will not exceed $449,000,000, (ii) a charge relating to professional and consulting fees attributable to a proposed transaction that will not exceed $3,200,000 and (iii) a charge in respect of additions to its provision for contractual adjustments related to account receivables that will not exceed $17,500,000;

WHEREAS, as a consequence of the Non-cash Charges the Borrower will not be in compliance with the financial condition covenants set forth in Section 7.1 of the Credit Agreement as of June 30, 2006;

WHEREAS, the Borrower has requested that the Lenders agree to waive certain provisions of the Credit Agreement as provided herein, and the Lenders are agreeable to such request but only upon the terms and subject to the conditions set forth herein.

WHEREAS, the Borrower has requested that certain provisions of the Credit Agreement be amended upon the terms and subject to the conditions set forth herein; and

WHEREAS, the Lenders have agreed to such amendments upon the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and in the Credit Agreement, the parties hereto hereby agree as follows:

SECTION 1. DEFINITIONS.

Unless otherwise defined herein, terms used herein and defined in the Credit Agreement are used herein as therein defined.

SECTION 2. WAIVERS.

(a) Waiver of Section 7.1(a). The Lenders hereby waive any Default or Event of Default arising under Section 7.1(a) of the Credit Agreement solely as a result of the Borrower’s failure to be in compliance with the Consolidated Total Leverage Ratio for the period ending on June 30, 2006; provided that the Waiver set forth in this Section 2(a) shall expire and be of no further force or effect on September 15, 2006.

(b) Waiver of Section 7.1(b). The Lenders hereby waive any Default or Event of Default arising under Section 7.1(b) of the Credit Agreement solely as a result of the Borrower’s failure to be in compliance with the Consolidated Senior Leverage Ratio for the period ending on June 30, 2006; provided that the Waiver set forth in this Section 2(b) shall expire and be of no further force or effect on September 15, 2006.

(c) Waiver of Section 7.1(c). The Lenders hereby waive any Default or Event of Default arising under Section 7.1(c) of the Credit Agreement solely as a result of the Borrower’s failure to be in compliance with the Consolidated Interest Coverage Ratio for the period ending on June 30, 2006; provided that the Waiver set forth in this Section 2(c) shall expire and be of no further force or effect on September 15, 2006.

(d) Waiver of Section 7.1(d). The Lenders hereby waive any Default or Event of Default arising under Section 7.1(d) of the Credit Agreement solely as a result of the Borrower’s failure to be in compliance with the Consolidated Fixed Charge Coverage Ratio for the period ending June 30, 2006; provided that the Waiver set forth in this Section 2(d) shall expire and be of no further force or effect on September 15, 2006.

SECTION 3. AMENDMENT.

Amendment to Section 6.2 (Certificates; Other Information). Section 6.2 of the Credit Agreement is hereby amended by:

(i) inserting a new clause (h) at the end thereof to read as follows:

“(h) on the second Business Day of each week commencing with the week of July 31, 2006 and through and including the week of September 25, 2006, a projected cash flow for the period of 13 consecutive weeks commencing on the first day of such week, in a form reasonably satisfactory to the Administrative Agent.”;

(ii) by deleting the word “and” that appears at the end of clause (f) thereof; and

(iii) by replacing the “.” appearing at the end of clause (g) thereof with the following:

“; and”.

SECTION 4. OTHER AGREEMENTS.

(a) In order to induce the Lenders to consent to this Amendment, the Borrower hereby agrees that the Administrative Agent shall have the right to engage, at the expense of the Borrower, a third party satisfactory to the Administrative Agent to conduct a field exam of the books and records of the Borrower and its subsidiaries, to include without limitation, accounts, inventory and payables and supporting documentation in respect thereof of the Borrower and its subsidiaries, and an audit of the liquidity requirements of the Borrower and its subsidiaries. The Borrower further agrees to cooperate, and to cause its Subsidiaries to cooperate, with such third party audit and field exam and to pay or to reimburse the Administrative Agent promptly for the reasonable costs and expenses of such audit and field exam. The Borrower further agrees that any breach of this provision shall constitute an Event of Default under Section 8(c) of the Credit Agreement.

(b) For the avoidance of doubt the Borrower acknowledges and agrees that the waivers set forth in Section 2 of this Amendment shall be effective only if the amount of the Non-cash Charges described in the first Whereas clause above does not exceed for each item, the amount set forth for such item.

SECTION 5. MISCELLANEOUS.

5.1 Conditions to Effectiveness. This Amendment shall become effective on the date (the “Amendment Effective Date”) on which the following conditions are satisfied (or waived): (a) the Administrative Agent shall have received (i) an executed counterpart of this Amendment duly executed and delivered by the Borrower and each of the Required Lenders and (ii) an Acknowledgement and Consent in the form attached hereto as Exhibit A duly executed and delivered by each Guarantor and (b) the Administrative Agent and the Lenders shall have received all fees and expenses required to be paid as of the Amendment Effective Date.

5.2 Representations and Warranties. On the Amendment Effective Date and after giving effect to the amendments contained herein, the Borrower hereby confirms, reaffirms and restates the representations and warranties made by it in Section 4 of the Credit Agreement, except to the extent any of such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be deemed true and correct on and as of such earlier date; provided, that each reference therein to the Credit Agreement shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment.

5.3 Payment of Fees and Expenses. (a) The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

(b) The Borrower agrees to pay on the Amendment Effective Date an amendment fee payable to every Lender that executes this Amendment on or prior to the Amendment Effective Date in an aggregate amount equal to 0.10% of the sum of the Revolving Credit Commitments and Term Loans of such Lender, provided that this Amendment becomes effective.

5.4 Continuing Effect. Except as expressly provided hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments contained herein shall not be construed as a waiver of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of the Borrower that would require the waiver or consent of the Administrative Agent or the Lenders.

5.5 Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission shall be effective as for all purposes hereof.

5.6 GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND

CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

ROTECH HEALTHCARE INC.

By:
Name:
Title:

UBS AG, STAMFORD BRANCH, as Administrative Agent and a Lender

By:
Name:
Title:

By:
Name:
Title:

[LENDER]

By:
Name:
Title:

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